Housing Loans and Deposits from Customers in the Banking Business (Aggregate Amounts of Annual Maturities of Time Deposits with Remaining Term of More Than One Year) (Detail) ¥ in Millions	Mar. 31, 2019 JPY (¥)
Interest-bearing Deposit Liabilities [Abstract]
2021	¥ 66,796
2022	15,513
2023	11,083
2024	10,813
2025	2,530
Later fiscal years	25,047
Total	¥ 131,782